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_____________________________________________________________________________

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington D. C. 20549


                                   FORM 8-K



                           Current Report Pursuant
                        to Section 13 or 15(d) of the
                     Securities and Exchange Act of 1934


                        Date of Report:  January 15, 1999



                       Ramex Synfuels Internations, Inc.
            ______________________________________________________
            (Exact Name of Registrant as Specified in its Charter)


                                 Nevada
                ______________________________________________
                (State or Other Jurisdiction of Incorporation)


           000-18081                              87-0360039
     ________________________        ____________________________________
     (Commission File Number)        (IRS Employer Identification Number)


            2204 W. Wellesley, Spokane, WA              99205
            ________________________________________  __________
            (Address of Principal Executive Offices)  (Zip Code)


                             (509) 328-9633
              _______________________________________________
              (Registrant's Phone Number, Including Area Code)

















_____________________________________________________________________________
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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT
         N/A

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS
         N/A

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP
         N/A

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

     Ramex reports that it retained the services of Williams & Webster, P.S. to prepare newly audited financial statements for the fiscal year ended January 31, 1998. The Company retained said services for the re-auditing of the year pursuant to subsequent requirements made by the Securities Exchange Commission which shall require the filing of a Form 10-K/A for the fiscal year ended January 31, 1998. Prior to the requirements made by the SEC, the Company had no disagreements with its previous auditor, Terrance Dunne, CPA.

ITEM 5.  OTHER EVENTS
         N/A

ITEM 6.  RESIGNATION OF REGISTRANT'S DIRECTORS
         N/A

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)  Financial statements of business required
              N/A

         (b)  Pro forma financial statements
              N/A

         (c)  Exhibits
              N/A



____________________________________________________________________________

                                 SIGNATURES
____________________________________________________________________________

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAMEX SYNFUELS INTERNATIONAL, INC.

   /s/ Mayard Moe                                      01/15/1999
By:___________________________                  Date: ____________________
Maynard Moe
Title: President and CEO